SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2016

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200, Plano, TX		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 987-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Credit Agreement Amendment

On July 18, 2016, Diodes Incorporated (the “Company”), Diodes Holding B.V. (“Dutch NewCo”), Diodes International B.V. (the “Foreign Borrower” and, collectively with the Company, the “Borrowers”), and certain subsidiaries of the Company as guarantors, entered into an Amendment No. 4 to Credit Agreement, Consent and Joinder Agreement (the “Amendment”) with Bank of America, N.A., as Administrative Agent, and the lenders party to the Amendment (collectively, the “Lenders”), which amends the Credit Agreement dated January 8, 2013 (as previously amended by Amendment No. 1 to Credit Agreement and Limited Waiver dated as of November 1, 2013, Amendment No. 2 to Credit Agreement and Amendment No. 1 to Collateral Agreement dated as of June 19, 2015, Amendment No. 3 to Credit Agreement, Incremental Term Assumption Agreement, Limited Waiver and Consent, dated as of September 2, 2015, and the Pericom Joinder Agreement, dated as of November 25, 2015) (as previously amended and as amended by the Amendment, the “Credit Agreement”). Certain capitalized terms used in this description of the Amendment have the meanings given to them in the Amendment or in the Credit Agreement.

The following summary does not purport to be a complete summary of the Amendment and is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein. The other material terms of the Credit Agreement remain unchanged and are described in the Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 11, 2013, June 24, 2015 and September 3, 2015.

The Amendment intends to allow transfer of interests in the Foreign Borrower, in certain of the Foreign Subsidiaries, and in certain other Subsidiaries of the Company to Dutch NewCo in addition to certain other corporate organizational changes and restructuring transactions.

Under the Amendment, Lenders also consent to the Investment by the Foreign Borrower in the form of a one-time $9,000,000 interest-bearing loan made by it to Diodes Hong Kong Holding Company Limited, and the Investment by the Company in the form of a one-time $3,000,000 interest bearing loan made by it to TF Semiconductor Solutions, Inc., an affiliate of the Company.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under the title “Credit Agreement Amendment” in Item 1.01 hereby is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	Amendment No. 4 to Credit Agreement, Consent and Joinder Agreement, dated as of July 18, 2016, by and among Diodes Incorporated, Diodes Holding B.V., Diodes International B.V., Diodes Investment Company, Diodes FabTech Inc., Diodes Holdings UK Limited, Diodes Zetex Limited, Pericom Semiconductor Corporation, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other Lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIODES INCORPORATED

Dated: July 22, 2016	By	/s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amendment No. 4 to Credit Agreement, Consent and Joinder Agreement, dated as of July 18, 2016, by and among Diodes Incorporated, Diodes Holding B.V., Diodes International B.V., Diodes Investment Company, Diodes FabTech Inc., Diodes Holdings UK Limited, Diodes Zetex Limited, Pericom Semiconductor Corporation, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other Lenders party thereto.